Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Cracker Barrel Old Country Store, Inc. (the “Issuer”) on Form 10-K for the fiscal year ended July 31, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Craig Pommells, Senior Vice President and Chief Financial Officer of the Issuer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date:	September 25, 2026	By:	/s/Craig Pommells
Craig Pommells
Senior Vice President and Chief Financial Officer